UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2016

D.R. Horton, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14122	75-2386963
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

301 Commerce Street, Suite 500, Fort Worth, Texas 76102

(Address of principal executive offices)

Registrant’s telephone number, including area code: (817) 390-8200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers

Fiscal 2016 Compensation of Chairman of the Board, Chief Executive Officer and Chief Operating Officer.

On November 2, 2016, the Compensation Committee of the Board of Directors determined and approved the performance compensation to be paid to Donald R. Horton, Chairman, David V. Auld, President and Chief Executive Officer, and Michael J. Murray, Executive Vice President and Chief Operating Officer, for the fiscal year ended September 30, 2016 (“fiscal 2016”). Under the fiscal 2016 annual incentive bonus program, Mr. Horton had the opportunity to earn a cash performance bonus up to a maximum of 0.6% of the Company’s consolidated pre-tax income in each semi-annual period of fiscal 2016. Mr. Auld had the opportunity to earn a cash performance bonus up to a maximum of 0.35% of the Company’s consolidated pre-tax income in each semi-annual period of fiscal 2016. Mr. Murray had the opportunity to earn a cash performance bonus up to a maximum of 0.1% of the Company’s consolidated pre-tax income in each semi-annual period of fiscal 2016.

For the six months ended March 31, 2016, consolidated pre-tax income was $541,836,022 and for the six months ended September 30, 2016, consolidated pre-tax income was $811,618,921. Under this program, Mr. Horton received $3,251,016 for the semi-annual period ended March 31, 2016 and $4,869,714 for the semi-annual period ended September 30, 2016, resulting in a total cash bonus in the amount of $8,120,730 or 0.6% of consolidated pre-tax income for fiscal 2016. Under this program, Mr. Auld received $1,896,426 for the semi-annual period ended March 31, 2016 and $2,840,666 for the semi-annual period ended September 30, 2016, resulting in a total cash bonus in the amount of $4,737,092 or 0.35% of consolidated pre-tax income for fiscal 2016. Under this program, Mr. Murray received $541,836 for the semi-annual period ended March 31, 2016 and $811,619 for the semi-annual period ended September 30, 2016, resulting in a total cash bonus in the amount of $1,353,455 or 0.1% of consolidated pre-tax income for fiscal 2016.

Performance Determination of Grant of Performance Restricted Stock Units.

On November 7, 2013, the Compensation Committee made an award of long-term performance restricted stock units (“Performance RSUs”) under the 2006 Stock Incentive Plan (“2006 Plan”) to Mr. Horton. The three-year performance period for the Performance RSUs was October 1, 2013 to September 30, 2016 (the “Performance Period”).

Vesting of the Performance RSUs was based on four performance goals. The four performance goals were (i) relative total shareholder return (“TSR”), (ii) relative return on investment (“ROI”), (iii) relative selling, general and administrative expense containment (“SG&A”) and (iv) relative gross profit (“GP”) (collectively, the “Performance Goals”). Each Performance Goal was weighted twenty-five percent (25%) of the target number of Performance RSUs. The Performance RSUs had a target number of 200,000 for Mr. Horton which could be increased or decreased based on performance rankings at the end of the Performance Period.

After completion of the Performance Period, the Compensation Committee evaluated the performance achieved relative to peer group rankings for the four performance goals and the terms of the Performance RSUs and determined that Mr. Horton earned 325,000 Performance RSUs. The Compensation Committee approved payout of the Performance RSUs to Mr. Horton in the form of 325,000 shares of common stock valued at $9,815,000. The value was determined based on the Company’s stock price of $30.20 at September 30, 2016, the last day of the Performance Period.

Fiscal 2017 Compensation Program of Chairman of the Board, Chief Executive Officer and Chief Operating Officer.

Base Salaries. The base salaries, annual performance-based bonus plans and other benefits for Mr. Horton, Mr. Auld and Mr. Murray for the fiscal year ending September 30, 2017 (“fiscal 2017”) were also approved. Mr. Horton’s annual base salary remains unchanged at $1,000,000. Mr. Auld’s annual base salary remains unchanged at $700,000. Mr. Murray’s annual base salary remains unchanged at $500,000.

Annual Incentive Bonus. Mr. Horton, Mr. Auld and Mr. Murray also have the opportunity to earn cash bonuses of up to 0.6%, 0.35% and 0.1%, respectively, of the Company’s consolidated pre-tax income determined in accordance with generally accepted accounting principles and payable at the end of the semi-annual periods of fiscal 2017.

The primary components of the fiscal 2017 compensation program for Mr. Horton, Mr. Auld and Mr. Murray are set forth in Exhibit 10.1 to this Form 8-K and Exhibit 10.1 is hereby incorporated by reference into this Item 5.02.

Three-Year Performance Restricted Stock Unit Award—Vesting September 30, 2019.

On November 2, 2016, the Compensation Committee approved an award of performance restricted stock units (“Performance RSUs”) pursuant to the Company’s 2006 Stock Incentive Plan, as amended and restated (“2006 Plan”) to the following executive officers and in the following amounts:

Name	Office	Target # of Performance Restricted Stock Units
Donald R. Horton	Chairman of the Board	200,000
David V. Auld	President and CEO	100,000
Michael J. Murray	Executive Vice President and COO	30,000

The Performance RSUs relate to a three-year performance period beginning on October 1, 2016 and ending on September 30, 2019 (the “2019 Performance Period”). The Performance RSUs will vest if four performance goals are satisfied. The four performance goals are relative total shareholder return (“TSR”), relative return on investment (“ROI”), relative selling, general and administrative expense containment (“SG&A”) and relative gross profit (“GP”) (collectively, the “Performance Goals”). Each Performance Goal is weighted twenty-five percent (25%) of the target number of Performance RSUs. The target number of Performance RSUs may be increased to a maximum number of 400,000 for Mr. Horton, 200,000 for Mr. Auld and 60,000 for Mr. Murray upon maximum achievement of each of the four Performance Goals and decreased to a minimum number of zero upon minimum achievement of each of the four Performance Goals based on relative performance to the Company’s peer group or the S&P 500 Index TSR, as applicable. Performance and percentages that fall between the maximum RSUs, the Target RSUs and the minimum (zero) RSUs shall be ranked using linear interpolation.

Each Performance RSU represents the contingent right to receive one share of the Company’s common stock if vesting is satisfied. The Performance RSUs have no rights to dividends or voting.

Vesting of the TSR Performance Goal component will be determined after the 2019 Performance Period based on a comparison of the Company’s TSR to the S&P 500 Index’s TSR as computed by Standard and Poor’s using their TSR methodology. Vesting of the ROI, SG&A and GP Performance Goal components will be determined after the 2019 Performance Period based on the relative ranking of the Company’s performance on each Performance Goal to each peer group company’s performance on each Performance Goal. Any portion of the Performance RSUs that do not vest due to inadequate relative performance will be forfeited.

Fiscal 2016 Compensation of Chief Financial Officer.

The Board of Directors, based on the recommendation of the Compensation Committee, approved a discretionary bonus to Bill W. Wheat, Executive Vice President and Chief Financial Officer, consistent with past practices. There have been no changes to the discretionary bonus plan of Mr. Wheat as previously approved by the Board of Directors. A summary of the bonus is as follows:

Name	Office	Annual Discretionary Bonus for the Year Ended September 30, 2016
Bill W. Wheat	Executive Vice President and CFO	$1,100,000

Of Mr. Wheat’s annual bonus, $500,000 related to the semi-annual period ended March 31, 2016 and $600,000 related to the semi-annual period ended September 30, 2016, of which $100,000 was paid in the form of 3,495 shares of the Company’s common stock based on the closing price of $28.61 on November 2, 2016.

Three-Year Time Vesting Restricted Stock Unit Award.

On November 2, 2016, the Compensation Committee approved an award of restricted stock units (“Time Vesting RSUs”) pursuant to 2006 Stock Incentive Plan, as amended and restated, to Mr. Wheat in the following amount:

		Number of Time Vesting
Name	Office	Restricted Stock Units
Bill W. Wheat	Executive Vice President and CFO	30,000

The Time Vesting RSUs vest at a rate of 10,000 per year over a three-year period ending November 2, 2019.

Fiscal 2017 Compensation of Chief Financial Officer.

The Board of Directors established and approved the fiscal 2017 annual base salary and fiscal 2017 compensation program for Mr. Wheat. Mr. Wheat’s annual base salary remains unchanged at $500,000.

A summary of the fiscal 2017 compensation program for Mr. Wheat is set forth in Exhibit 10.2 to this Form 8-K and Exhibit 10.2 is hereby incorporated by reference into this Item 5.02.

Board and Committee Compensation.

On November 3, 2016, the Board of Directors of the Company approved director fees, committee member fees and committee chairperson fees to be paid to non-management directors of the Company in fiscal 2017. The fees approved for fiscal 2017 did not change from fiscal 2016. Board of Directors fees are $15,000 per meeting, not to exceed $60,000 per year.

A summary of the non-management director, committee and chairperson fees is set forth in Exhibit 10.3 to this Form 8-K and Exhibit 10.3 is hereby incorporated by reference into this Item 5.02.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 3, 2016, the Board of Directors (the “Board”) of D.R. Horton, Inc. (the “Company”) amended Section 7 of Article IV of the Company’s Amended and Restated Bylaws (the “Bylaws”), dated July 30, 2009 (the “Amendment”). The Amendment became effective immediately upon its adoption by the Board. In connection with adopting the amendment, the Board approved a resolution to amend and restate the Bylaws. The Amendment is summarized below.

•	President: Section 7 of Article IV of the Bylaws was amended to change the requirement that “the President shall be a member of the Board of Directors” to “the President may be a member of the Board of Directors.”

The foregoing summary is qualified in its entirety by reference to the complete text of the Bylaws, a copy of which is attached as Exhibit 3.1 to this Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

3.1	Amended and Restated Bylaws, dated November 3, 2016.

10.1	Summary of Executive Compensation Notification – Chairman, Chief Executive Officer and Chief Operating Officer

10.2	Summary of Executive Compensation Notification – Other Executive Officer – Chief Financial Officer

10.3	Summary of Director, Committee and Chairperson Compensation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

D. R. Horton, Inc.

Date: November 8, 2016	By:	/s/ THOMAS B. MONTANO
Thomas B. Montano
Vice President and Corporate and Securities Counsel

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended and Restated Bylaws, dated November 3, 2016.

10.1	Summary of Executive Compensation Notification – Chairman, Chief Executive Officer and Chief Operating Officer

10.2	Summary of Executive Compensation Notification – Other Executive Officer – Chief Financial Officer

10.3	Summary of Director, Committee and Chairperson Compensation